UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

NUCOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-4119	13-1860817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road, Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 366-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.40 per share	NUE	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Nucor Corporation (the “Corporation”) held its annual meeting of stockholders on May 9, 2019.

(b)

At the Annual Meeting, stockholders elected all seven of the directors nominated by the Board to serve for a term of one year and until their successors are duly elected and qualified. Each director received a greater number of votes cast “for” his or her election than votes “withheld” from his or her election as reflected below. The stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2018. Additionally, the stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Corporation’s proxy statement dated March 22, 2019 (the “2019 Proxy Statement”). The stockholders did not approve the two stockholder proposals presented at the Annual Meeting. For more information on the proposals, see the 2019 Proxy Statement. The final voting results for each of the proposals presented at the Annual Meeting are set forth below.

1.	Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Lloyd J. Austin III	229,005,635	2,383,923	36,827,771
Patrick J. Dempsey	229,100,785	2,288,773	36,827,771
John J. Ferriola	222,518,608	8,870,950	36,827,771
Victoria F. Haynes, Ph.D.	224,701,254	6,688,304	36,827,771
Christopher J. Kearney	223,283,839	8,105,719	36,827,771
Laurette T. Koellner	227,828,354	3,561,204	36,827,771
John H. Walker	225,852,470	5,537,088	36,827,771

2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions
260,223,498	7,582,609	411,222

3.	Advisory vote on named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
169,857,637	60,583,228	948,693	36,827,771

4.	Stockholder proposal regarding lobbying report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,467,940	138,090,499	14,831,119	36,827,771

5.	Stockholder proposal regarding political spending report:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,463,831	136,728,026	1,197,701	36,827,771

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: May 14, 2019	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President

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